Exhibit 99.1

Investor Presentation May 13, 2020

This presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . This includes, without limitation, financial guidance and projections and statements with respect to expectations of our future financial condition, results of operations, cash flows, plans, targets, goals, objectives, performance, growth potential, competitive position and business ; the Company’s strong foothold in the off - premise channel supporting the business in the COVID - 19 environment ; our ability to successfully reopen our dining rooms ; the opportunity for additional domestic and foreign locations and licensees and territories ; target returns for new restaurant openings ; performance of international licensed locations ; the acquisitions of North Italia and FRC ; FRC as an incubation engine ; steady - state restaurant level margins and anticipated unit growth roadmap . Such forward - looking statements include all other statements that are not historical facts, as well as statements that are preceded by, followed by or that include words or phrases such as “believe,” “plan,” “will likely result,” “expect,” “intend,” “will continue,” “is anticipated,” “estimate,” “project,” “may,” “could,” “would,” “should” and similar expressions . These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in such statements . These forward - looking statements also may be affected by factors outside of our control including : the rapidly evolving nature of the COVID - 19 outbreak and related containment measures, including the potential for a complete shutdown of the Company’s restaurants, international licensee restaurants and the Company’s bakery operations ; economic, public health and political conditions that impact consumer confidence and spending, including the impact of COVID - 19 and other health epidemics or pandemics on the global economy ; changes in laws impacting the Company’s business, including laws and regulations related to COVID - 19 impacting restaurant operations and customer access to off - and on - premise dining, and increases in minimum wages and benefit costs ; the economic health of the Company’s landlords and other tenants in retail centers in which its restaurants are located, and the Company’s ability to successfully continue its lease arrangements with landlords ; unanticipated costs that may arise due to a return to normal course of business, including potential negative impacts from furlough actions ; the economic health of suppliers, licensees, vendors and other third parties providing goods or services to the Company ; the timing of the resumption of the Company’s new unit development ; compliance with debt covenants ; strategic capital allocation decisions including share repurchases and dividends ; acceptance and success of The Cheesecake Factory in international markets ; acceptance and success of North Italia and the Fox Restaurant Concepts restaurants ; the risks of doing business abroad through Company - owned restaurants and/or licensees ; foreign exchange rates, tariffs and cross border taxation ; changes in unemployment rates ; adverse weather conditions in regions in which the Company’s restaurants are located ; factors that are under the control of government agencies, landlords and other third parties ; the risk, costs and uncertainties associated with opening new restaurants ; and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”) . Forward - looking statements speak only as of the dates on which they are made and the Company undertakes no obligation to publicly update or revise any forward - looking statements or to make any other forward - looking statements, whether as a result of new information, future events or otherwise, unless required to do so by law . Investors are referred to the full discussion of risks and uncertainties associated with forward - looking statements and the discussion of risk factors contained in the Company’s latest Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K as filed with the SEC, which are available at www . sec . gov . Safe Harbor Statement 2

Managing Through COVID - 19 3 • Pivoted very quickly to maximize sales, manage costs, and preserve cash • Shifted to an off - premise only model – have seen sales accelerate – Cheesecake Factory restaurants off - premise average weekly sales have nearly doubled since 1Q20 level - on an annualized basis, recent weekly sales would equate to nearly $4 million per unit, on average – Digital represents ~80% of sales – Cheesecake Factory restaurants are cash flow breakeven at the ~$4 million level under the off - premise model based on the Company’s occupancy cost assumptions • 32 locations temporarily closed, including 3 Cheesecake Factory restaurants • Eliminated non - essential spending and suspended new unit development • Reduced board, executive and corporate support staff compensation • Made difficult decision to furlough a significant number of staff members • Suspended dividend and share repurchases • Increased liquidity with $200 million convertible preferred equity - $260 million cash balance as of April 30th • Amended credit facility to provide for certain covenant relief through 1Q21

Our Anticipated Dining Room Reopening Plan 4 • Proactively positioning the Company for an anticipated gradual return to normal operations • By maintaining restaurant management teams, field leadership and adequate corporate support infrastructure, we believe we are well positioned for a strong restart although social distancing restrictions are expected to impact on - premise dining for so me time • Top priority is the safety of our staff members and guests - we will execute our reopening plans within the guidelines of local jurisdictions, at a varying pace across the country, and with an enhanced focus on social distancing and other appropriate health and safety precautions • We believe the size of The Cheesecake Factory restaurants and our flexible seating layouts will uniquely enable us to ensure ample levels of social distancing, while maintaining sufficient seating capacity to generate what we believe could be meaning ful sales volumes • Base case assumption is that our restaurants will be operating under capacity restrictions for some time as social distancing protocols remain in place – We would anticipate off - premise mix to remain elevated as in - store volumes begin to rebuild, consistent with what we have seen in China’s ongoing recovery to date – We believe over time, off - premise volumes could moderate somewhat as consumers become more comfortable going out again and on - premise sales continue to build • Current plan is to open certain dining rooms in jurisdictions that allow at least 50% capacity utilization beginning mid - May; ap ply key learnings and best practices to other re - openings

• Experiential dining category leader with diversified growth drivers • Leveraging the Company’s strong foothold in the off - premise channel to support the business in the COVID - 19 environment • Durable business over time - sustained track record of consistent financial performance • Historically robust cash flow provides several levers to support long - term growth Investment Highlights 5

The Cheesecake Factory - Global Footprint 6 High quality, high profile locations worldwide Company - Owned: 206 Toronto International – Licensed: 26 Mexico City (3) Guadalajara Saudi Arabia (4) UAE (6) Kuwait (3) Qatar (3) Bahrain (1) Shanghai Hong Kong Beijing Monterrey Macau

Breadth of Menu & Innovation Ambiance, Service and Hospitality The Cheesecake Factory - A Highly Differentiated Concept Best - in - Class Operational Execution Integrated Bakery 7

Breadth of Menu & Innovation are Key Competitive Advantages 250 Menu Items - Made Fresh, From Scratch 8

Dining With Us Is an Experience Ambiance, Service and Hospitality Drive Sales 9

Integrated Bakery – The “Cheesecake” Magic • Produces over 70 cheesecakes and other baked desserts • Enables creativity, quality control and supply chain efficiencies Industry - Leading Dessert Sales FY19 16% 10

Cult Status & Strong Consumer Engagement 900K followers 5M+ fans 370K followers Millions of Viewers 11 A division of Vice Media LLC Note: Statistics as of May 12, 2020

Broad Consumer Demographic and Appeal With a Moderate Average Check Highest Unit Volumes ($ in millions) Source: Latest pre - COVID - 19 SEC 10 - K filings and company presentations 2019 #2 Top Large Chain 12 2019 CONSUMER PICKS #1 Food Quality #1 Ambiance Casual Dining $10.7 $8.3 $8.1 $5.5 $5.2 $5.0 $3.7 $3.6 $3.0 $2.9 Maggianos Yard House BJ's Texas Roadhouse Olive Garden Outback LongHorn Bonefish Carrabbas $32 $29 $27 $24 $23 $22 $22 $19 $18 $17 Yard House Maggianos Bonefish Outback Carrabbas LongHorn Olive Garden Texas Roadhouse BJ's

9% 12% 14% 16% 22% 2013 2017 2018 2019 1Q20 Off - Premise Sales (% of Total Revenue) Leveraging This Differentiation in the Off - Premise Channel ~$2 million per restaurant * New Takeout Packaging 13 April 2020: ~$4 million per restaurant * *Annualized unit volume equivalent based on average weekly sales

Further Leaning in to Convenience 14

Increasing Unaided Awareness to Drive Comparable Sales Growth 15 Attain Top of Mind Status

Capitalizing on the Power of the Brand The Cheesecake Factory At Home ® 16

Best - in - Class Operational Execution and Industry - Leading Retention Average Tenure by Position 31 years 22 years 19 years 18 years 13 years 13 years Senior VP of Operations Regional Vice Presidents Area Directors of Operations Area Kitchen Operations Managers General Managers Executive Kitchen Managers “What we found is that food and beverage innovation is table stakes ; you need to do it, but it’s not sustainable,” The ironclad correlation with success? “It was GM retention . ” – Wally Doolin, Black Box Intelligence From FORTUNE. ©2020 Fortune Media IP Limited. FORTUNE 100 Best Companies to Work For is a trademark of Fortune Media IP Limited and is used under license. FORTUNE and Fortune Media IP Limited are not affiliated with, and do not endorse products or services of, Licensee. 17

Looking Ahead: Post - COVID - 19 Diversified growth drivers once the restaurant industry operating environment normalizes 18 18 *The following targets assume full capacity conditions are ultimately permitted by state and local jurisdictions

An Experiential Dining Category Leader 19 Culinary forward. First class hospitality. Concepts like no other.

The Cheesecake Factory – Returns - Focused Growth Opportunity for 300 Domestic & 8 - 10 Canadian Locations Over Time Average Unit Economics* ($ millions) Sales $10.7 Restaurant - Level Margin % ~18% Cash Capex Investment $8+ Cash - on - Cash Return 20% - 25% * Illustrative example of target returns for new restaurant openings. Philadelphia 20

The Cheesecake Factory – Expanding International Licensed Presence • Anticipated continued expansion within current geographies • Potential for additional geographies with current licensees • Opportunity to add licensees and territories +1 ¢ Per Restaurant in EPS, on Average $0 Capital Expenditure Shanghai 21

Filling White Space for an On - Trend, Contemporary Italian Offering 22 • Potential for 200 domestic locations over time - 23 locations in 11 states & Washington D.C. currently • All dishes handmade from scratch daily • Serving lunch, dinner, weekend brunch & weekday happy hour • Average check: $25 - $30 • 30%+ alcohol mix FY19 Comp Sales: 6% Note: Operating metrics pre - COVID - 19

Fox Restaurant Concepts Will Serve as an Incubation Engine Innovating Concepts of the Future 23 Potential Growth Boutique Brands

The Future CAKE: Post-COVID-19

Diversified multi-concept across segment, price point, occasion, real estate and labor

Leveraging brand power, operational excellence, scale, supply chain and real estate development expertise

Anticipated Unit Growth Roadmap[1]	The Cheesecake Factory	NORTH ITALIA[2]	FRC[2]
Target Size (sq. ft.)	7,500 – 10,000	5,000 - 6,500	3,500 – 15,000
Average Unit Volume	$10.7M	~$7M	Avg. $5M+
Sales/sq. ft.	~$1,000	~$1,200	~$1,000
Target Long-Term Unit Growth	~3%	~20%+	~15%
Top-Line Unit Growth Contribution	~3%	~2%	~2%
Target Restaurant-Level Margin %	~18%	~18% - 20%	~16% - 18%
Cash Capex Investment	$8M+	$3 - $3.5M	$500/sq. ft.
Target Cash-on-Cash Return	20% - 25%	35%+	25% - 30%
Sales/Investment Ratio	*Varies*	2:1	2:1

[1]Illustrative example of target returns for new restaurant openings | [2]Steady-state restaurant-level margin typically reached by year three of operations

The Cheesecake Factory 24

Track Record of Consistent Financial Performance 25

(4.2)% (6.8)% (0.6)% 4.0% 4.2% 3.3% 2.6% 4.1% 3.8% 0.4% 0.9% 2.5% (4.3)% (8.7)% (6.1)% 1.0% 2.0% (0.9)% (1.6)% 0.8% (0.4)% (2.2)% 0.5% 1.4% History of Outperforming the Industry 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Knapp - Track Index Comparable Sales - Historical 2 - year Stack 26 Industry Outperformance During Economic Downturn

27 $0.84 $1.07 $1.42 $1.64 $1.88 $2.10 $1.97 $2.37 $2.83 $2.60 $2.51 $2.61 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Capital Allocation Detail $85 $163 $128 $120 $112 $107 $135 $94 $158 $100 $163 $119 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 ¹Free cash flow defined as cash flow from operations (includes adjustment for excess tax benefit related to stock options exe rci sed in 2008 - 2016 to conform to current year presentation) less capital expenditures and investment in unconsolidated affiliates prior to the acquisition of Nor th Italia and Fox Restaurant Concepts ²2019 Capex/Investment does not include the acquisition of North Italia and Fox Restaurant Concepts Note: Please see Appendix for GAAP to Non - GAAP reconciliations and for an explanation regarding an accounting reclassification f or prior years $85 $37 $42 $77 $86 $106 $114 $154 $158 $139 $128 $99 $173 $52 $172 $101 $184 $141 $109 $146 $123 $109 $51 $13 $27 $30 $36 $42 $50 $56 $61 64,009 44,545 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Capex / Investment ² Share Repurchases Dividend WASO Durable Business Over Time Free Cash Flow¹ Adjusted Earnings Per Share ($ in millions) ($ in millions)

We Believe Stable, Agile Brands With Scale Will Be Best Equipped to Weather Volatility

Potential Industry Rationalization



Casual Dining[1]
Chains 14%
Independents 86%
Quick Service[1]
Independents 36%
Chains 64%



Annual Restaurant Unit Growth[2]
US Population Growth[3]
1.4%
1.8%
2.1%
1.3%
1.5%
1.5%
1.8%
2.5%
2.2%
2.4%
0.8%
0.7%
0.7%
0.7%
0.7%
0.7%
0.7%
0.6%
0.5%
0.5%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

> *"Large chains and well-funded restaurant groups have the resources to ride out a protracted shutdown, **but the independent restaurants that make up about two-thirds of the American dining landscape** – noodle shops, diners and that charming urban restaurant that always had a line out the door – **may not survive.**"*
>
> *- New York Times, March 20, 2020*

Potential Labor Pressure Easing

Increased Supply Eases Labor Pressure



30%
25%
20%
15%
10%
5%
0%
Federal Reserve (St. Louis) President - ~30%
Range of Unemployment Estimates
Goldman Sachs - ~15%[4]
April 2020– 14.7%
2010 – 9.6%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

> *"More than **8 million restaurant employees have been laid off or furloughed** since the beginning of the coronavirus outbreak."*
>
> *-National Restaurant Association, April 20,2020*

Increased Emphasis On Off-Premise

COVID-19 Annualized Average Unit Volumes ($M) [5]



~$4
$2.9
$2.8
$2.1
$2.1
$1.8
$1.5
$1.4
$0.8
The Cheesecake Factory
Texas Roadhouse
Olive Garden
Maggiano's
Outback
BJ's
LongHorn
Carrabbas
Bonefish

> *"**Off-premise will likely continue its rise in importance,** even after the pandemic"*
>
> *- Technomic, April 24, 2020*

Sources: [1]Morgan Stanley Report April 6, 2020; [2]Bureau of Labor Statistics; [3]U.S. Census; [4]Goldman Sachs Report 3Q20 Estimate April 29, 2020; [5]Based on weekly sales in most recent company disclosures

The Cheesecake Factory 28

• Experiential dining category leader with diversified growth drivers • Leveraging the Company’s strong foothold in the off - premise channel to support the business in the COVID - 19 environment • Durable business over time - sustained track record of consistent financial performance • Historically robust cash flow provides several levers to support long - term growth Investment Highlights 29

Appendix

Non - GAAP Reconciliations In addition to the results provided in accordance with the Generally Accepted Accounting Principles (“GAAP”) in this presentation, the Company is providing non - GAAP measurements which present diluted net income per share excluding the impact of certain items and free cash flow . The non - GAAP measurements are intended to supplement the presentation of the Company’s financial results in accordance with GAAP. The Company believes that the presentation of these items provides additional information to facilitate the comparison of past and present financial results. 31

Non-GAAP Reconciliation

The Cheesecake Factory Incorporated Reconciliation of Non-GAAP Financial Measures
($ in thousands, except per share data)

	Fiscal Year											
	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Net Income (GAAP)	$ 52,293	$ 42,833	$ 81,713	$ 95,720	$ 98,423	$ 114,356	$ 101,276	$ 116,523	$ 139,494	$ 157,392	$ 99,035	$ 127,293
After-tax impact from:												
- Impairment of assets and lease terminations	2,952	26,541	-	1,547	9,536	(561)	696	6,011	114	10,343	17,861	18,247
- Partial IRS settlement	-	-	-	(1,794)	-	-	-	-	-	-	-	-
- Unwinding of interest rate collars	-	7,421	7,376	-	-	-	-	-	-	-	-	-
- Chairman and CEO employment agreement	-	2,550	-		-	-	-	-	-	-	-	-
- Proceeds from variable life insurance contract	-	(668)	-	-	(419)	-	-	-	-	-	-	-
- Loss on investment in unconsolidated affiliates	-	-	-	-	-	-	-	-	-	479	4,754	13,439
- Gain on investment in unconsolidated affiliates	-	-	-	-	-	-	-	-	-	-	-	(52,672)
- Acquisition-related costs	-	-	-	-	-	-	-	-	-	-	-	5,270
- Acquisition-related contingent consideration and amortization expense	-	-	-	-	-	-	-	-	-	-	-	1,033
- Tax effect of adjustments [1]	(1,181)	(14,605)	(2,951)	(331)	(3,814)	224	(278)	(2,404)	(46)	(4,329)	(5,880)	3,818
- One-time tax items [2]	-	-	-	-	-	-	-	-	-	(38,525)	-	-
Adjusted net income (non-GAAP)	$ 54,064	$ 64,072	$ 86,138	$ 95,142	$ 103,726	$ 114,019	$ 101,694	$ 120,130	$ 139,562	$ 125,360	$ 115,770	$ 116,428
Diluted net income per share (GAAP)	$ 0.82	$ 0.71	$ 1.35	$ 1.64	$ 1.78	$ 2.10	$ 1.96	$ 2.30	$ 2.83	$ 3.27	$ 2.14	$ 2.86
After-tax impact from:												
- Impairment of assets and lease terminations	0.05	0.44	-	0.03	0.17	(0.01)	0.01	0.12	0.00	0.21	0.39	0.41
- Partial IRS settlement	-	-	-	(0.03)	-	-	-	-	-	-	-	-
- Unwinding of interest rate collars	-	0.12	0.12	-	-	-	-	-	-	-	-	-
- Chairman and CEO employment agreement		0.04										
- Proceeds from variable life insurance contract	-	(0.01)	-	-	(0.01)	-	-	-	-	-	-	-
- Loss on investment in unconsolidated affiliates	-	-	-	-	-	-	-	-	-	0.01	0.10	0.30
- Gain on investment in unconsolidated affiliates	-	-	-	-	-	-	-	-	-	-	-	(1.18)
- Acquisition-related costs	-	-	-	-	-	-	-	-	-	-	-	0.12
- Acquisition-related contingent consideration and amortization expense	-	-	-	-	-	-	-	-	-	-	-	0.02
-Tax effect of adjustments	(0.03)	(0.23)	(0.05)	-	(0.06)	0.01	-	(0.05)	0.00	(0.09)	(0.12)	0.09
-One-time tax items	-	-	-	-	-	-	-	-	-	(0.80)	-	-
Adjusted diluted net income per share (non-GAAP) [3]	$ 0.84	$ 1.07	$ 1.42	$ 1.64	$ 1.88	$ 2.10	$ 1.97	$ 2.37	$ 2.83	$ 2.60	$ 2.51	$ 2.61

(1) The tax effect assumes a tax rate based on the federal statutory rate and an estimated blended state tax rate.
(2) Fiscal 2017 includes a $38.5 million benefit to the income tax provision related to tax reform enacted in December 2017.
(3) Adjusted diluted net income per share may not add due to rounding.

32

Non - GAAP Reconciliation (1) The excess tax benefit related to stock options exercised is no longer reclassified from cash flows from operating activi tie s to cash flows from financing activities in the consolidated statements of cash flows. The consolidated statements of cash flows for fiscal 201 6, 2015, 2014, 2013, 2012, 2011, 2010, 2009 and 2008 have been adjusted to conform to the current year presentation. 33 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Cash flow from operations (1) 170$ 200$ 170$ 197$ 198$ 213$ 249$ 248$ 316$ 239$ 291$ 219$ Capital expenditures / investments 85 37 42 77 86 106 114 154 158 139 128 99 Free cash flow 85$ 163$ 128$ 120$ 112$ 107$ 135$ 94$ 158$ 100$ 163$ 120$ The Cheesecake Factory Incorporated Reconciliation of Non-GAAP Financial Measures ($ in millions) Fiscal Year